Exhibit 10.1
CONSENT AGREEMENT
THIS CONSENT AGREEMENT (this “Agreement”) is entered into as of August 11, 2008 among PNM RESOURCES, INC., a New Mexico corporation (the “Company”), FIRST CHOICE POWER, L.P., a Texas limited partnership (“FCP”, collectively with the Company, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2005 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have informed the Lenders that PSNM has reached an agreement to sell its natural gas operations to New Mexico Gas Company, Inc. on or around December 31, 2008, for $620,000,000 in cash as provided in the Asset Purchase Agreement by and among PSNM, Continental Energy Systems LLC and New Mexico Gas Company, Inc. dated January 12, 2008 (such transaction, the “Natural Gas Operations Sale”); and
WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders consent to the Natural Gas Operations Sale.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1. Consent. Notwithstanding Sections 8.1 and 8.3 of the Credit Agreement, the Required Lenders hereby consent to the Natural Gas Operations Sale and agree that the consummation of the Natural Gas Operations Sale will not create a Default or an Event of Default under Sections 8.1 or 8.3, it being understood that the aggregate value of the Natural Gas Operations Sale shall be counted in evaluating whether any future sale in calendar year 2008 meets the requirements in Section 8.3(d) of the Credit Agreement.
2. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a) Receipt by the Administrative Agent of copies of this Agreement duly executed by each Borrower and the Required Lenders; and
(b) Payment to each Lender executing this Agreement on or prior to August 7, 2008 of a fee equal to 0.15% of such Lender’s Commitment.
3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4. Authority/Enforceability. Each Borrower represents and warrants as follows:
(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b) This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.
5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that (a) the representations and warranties of such Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Lenders entering into this Agreement.
6. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to a Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Borrower’s properties.
7. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.
8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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2

Exhibit 10.1
Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	PNM RESOURCES, INC.,
a New Mexico corporation

	By:	/s/ Terry R. Horn

	Name:	Terry R. Horn
	Title:	Vice President and Treasurer

FIRST CHOICE POWER, L.P.,
a Texas limited partnership
By: First Choice Power GP, LLC,
its general partner

	By:	/s/ Terry R. Horn

	Name:	Terry R. Horn
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Richard L. Stein

	Name:	Richard L. Stein
	Title:	Senior Vice President
PNM RESOURCES, INC.
CONSENT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

	By:	/s/ Richard L. Stein

	Name:	Richard L. Stein
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

	By:	/s/ Frederick W. Price

	Name:	Frederick W. Price
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Efrain Soto

	Name:	Efrain Soto
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Helen D. Davis

	Name:	Helen D. Davis
	Title:	Vice President

CITIBANK, N.A.

	By:	/s/ Todd C. Davis

	Name:	Todd C. Davis
	Title:	Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Daniel Conklin

	Name:	Daniel Conklin
	Title:	Vice President
PNM RESOURCES, INC.
CONSENT AGREEMENT

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder

Name:	Louis Alder
Title:	First Vice President

MORGAN STANLEY BANK

By:	/s/ Elizabeth Hendricks

Name:	Elizabeth Hendricks
Title:	Authorized Signatory

UBS LOAN FINANCE LLC

By:	/s/ Iria R. Otsa	/s/ Richard L. Tavrow

Name:	Iria R. Otsa	Richard L. Tavrow
Title:	Associate Director	Director

LEHMAN BROTHERS BANK, FSB

By:	/s/ Janice M. Shugan

Name:	Janice M. Shugan
Title:	Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION

By:

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Brian Caldwell

Name:	Brian Caldwell
Title:	Director

By:	/s/ Mikhail Faybusovich

Name:	Mikhail Faybusovich
Title:	Vice President
PNM RESOURCES, INC.
CONSENT AGREEMENT

U S BANK NATIONAL ASSOCIATION

By:	/s/ Holland H. Williams

Name:	Holland H. Williams
Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jennifer Diedzic

Name:	Jennifer Diedzic
Title:	Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ Mark W. Rogers

Name:	Mark W. Rogers
Title:	Vice President

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain

Name:	Jay T. Sartain
Title:	Authorized Signatory

COMPASS BANK

By:

Name:

Title:

SOUTHWEST SECURITIES BANK

By:	/s/ Lonnie H. Warren

Name:	Lonnie H. Warren
Title:
PNM RESOURCES, INC.
CONSENT AGREEMENT

BANK OF ALBUQUERQUE, N.A.

By:

Name:

Title:

BANK HAPOALIM BM

By:	/s/ Helen H. Gateson	/s/ Charles McLaughlin

Name:	Helen H. Gateson	Charles McLaughlin
Title:	Vice President	Senior Vice President
PNM RESOURCES, INC.
CONSENT AGREEMENT